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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 3, 2000




                            BELL ATLANTIC CORPORATION
             (Exact name of registrant as specified in its charter)




Delaware                                          1-8606                        23-2259884
(State or other jurisdiction of incorporation)    (Commission File Number)      (I.R.S. Employer Identification No.)

1095 Avenue of the Americas
New York, New York                                                              10036
(Address of principal executive offices)                                        (Zip Code)
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      Registrant's telephone number, including area code: (212) 395-2121


                                Not applicable
         (Former name or former address, if changed since last report)
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Item 2. Acquisition or Disposition of Assets
        ------------------------------------

On April 3, 2000, Bell Atlantic Corporation (Bell Atlantic) and Vodafone
AirTouch plc (Vodafone) consummated their previously announced agreement to combine their U.S. wireless assets. Vodafone contributed its U.S. wireless assets and approximately $4 billion of liabilities to an existing Bell Atlantic partnership (Cellco Partnership, now doing business as Verizon Wireless) in exchange for a 65.1% interest in Verizon Wireless, and Bell Atlantic retained a 34.9% interest. It is anticipated that, upon completion of its merger with GTE
Corporation (GTE), the combined company will contribute its interest in the GTE
Wireless assets and increase its interest in Verizon Wireless to 55%.

Verizon Wireless is governed by a Board of Representatives with seven members, four of whom are designated by Bell Atlantic and three of whom are designated by Vodafone.

Prior to the consummation of the transaction, the U.S. wireless assets of Vodafone were primarily used to provide cellular, paging and personal communications services. Bell Atlantic intends to continue such uses for the assets.

Bell Atlantic will account for the transaction as a purchase method business combination. Bell Atlantic will control Verizon Wireless and consolidate its results.

Item 7. Financial Statements and Exhibits
        ---------------------------------

(a)     Financial Statements of Business Acquired

        The audited consolidated balance sheet of the businesses contributed by Vodafone as of December 31, 1999, and the audited consolidated statement of income of the businesses contributed by Vodafone for the year ended December 31, 1999, will be filed by amendment to the Form 8-K as soon as practicable, but no later than 75 days after the date of consummation of the transaction.

(b)     Pro Forma Financial Information

        The unaudited pro forma combined condensed balance sheet of Bell
        Atlantic as of December 31, 1999, and the unaudited pro forma combined condensed statement of income of Bell Atlantic for the twelve months ended December 31, 1999, will be filed by amendment to this Form 8-K as soon as practicable, but no later than 75 days after the date of the consummation of the transaction.

(c)     Exhibits

        10 U.S. Wireless Alliance Agreement, dated September 21, 1999, among Bell Atlantic Corporation and Vodafone AirTouch plc
                (incorporated by referenced to Exhibit 10 to Bell Atlantic's
                Quarterly Report on Form 10-Q for the quarter ended September
                30, 1999).
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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  BELL ATLANTIC CORPORATION


                                  By: /s/Doreen A. Toben
                                      ----------------------------------
                                      Doreen A. Toben
                                      Vice President - Controller




Date:  April  17,  2000
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                                 EXHIBIT INDEX


Exhibit
Number        Description
------        -----------

10            U.S. Wireless Alliance Agreement, dated September 21, 1999, among
              Bell Atlantic Corporation and Vodafone AirTouch plc (incorporated by referenced to Exhibit 10 to Bell Atlantic's Quarterly Report on
              Form 10-Q for the quarter ended September 30, 1999).